SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    17-Jun-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On June 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     17-Jun-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            17-Jun-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:         June 17, 2002

DISTRIBUTION SUMMARY

Class   Face Value    Beg		 Prin 		Rate 		Int
A-1     235258000.00  204889527.41  16909307.71     2.26000%       424462.80
A-2     543742000.00  525477662.95   6159467.92     2.22000%      1069347.04
A-IO    233000000.00  233000000.00         0.00     6.50000%      1262083.33
M-1      66500000.00   66500000.00         0.00     2.94000%       179217.50
M-2      54625000.00   54625000.00         0.00     3.49000%       174754.48
B        49875000.00   49875000.00         0.00     4.49000%       205277.19
P             100.00        100.00         0.00                    113610.99
X               0.00    9378381.50         0.00     0.00000%            0.00
R               0.00          0.00         0.00     0.00000%            0.00
BIO      31500000.00   31500000.00         0.00     6.00000%       157500.00
Total   950000000.00  901367190.36  23068775.63                   3428753.33

Class	  Loss	Int Shortfall	End
A-1      N/A      0.00 			187980219.70
A-2      N/A      0.00			519318195.03
A-IO     N/A      0.00 			233000000.00
M-1     0.00      0.00  		 66500000.00
M-2     0.00      0.00  		 54625000.00
B       0.00      0.00 			 49875000.00
P       0.00             		      100.00
X       0.00      0.00 			 12197716.13
R       0.00                		        0.00
BIO     0.00      0.00 			 31500000.00

AMOUNTS PER $1,000 UNIT
Class   Cusip     	Prin		Int		Loss		End
A-1    04541GCD2   71.87559066   1.80424385   0.00000000    799.03858615
A-2    04541GCE0   11.32792376   1.96664418   0.00000000    955.08199666
A-IO   04541GCF7    0.00000000   5.41666665   0.00000000   1000.00000000
M-1    04541GCG5    0.00000000   2.69500000   0.00000000   1000.00000000
M-2    04541GCH3    0.00000000   3.19916668   0.00000000   1000.00000000
B      04541GCJ9    0.00000000   4.11583338   0.00000000   1000.00000000
P      04541GCL4    0.00000000 1136109.9000   0.00000000   1000.00000000
X      04541GCK6    0.00000000   0.00000000   0.00000000      0.00000000
R      04541GCM2    0.00000000   0.00000000   0.00000000      0.00000000
BIO    04541GCN0    0.00000000   5.00000000   0.00000000   1000.00000000

Prin Distrib:
Beg Bal                      	              910,745,671.86
     Sched Prin                    		      600,221.82
     Prep                                    19,145,606.50
    Curt                                        503,612.68
     Net Liq Proceeds                                 0.00
     Loan Purchase Prices                             0.00
     Tot Prin Remit                          20,249,441.00
     Pre-Funding Amt Distrib as Prin                  0.00
     Tot Prin Distrib                        20,249,441.00
     Net Real Losses                                  0.00

End Bal                                     890,496,230.59
End Overcoll Amt                             12,197,716.13

Num of Liq Loans                                      0.00

Int Distrib:
Sched Int-Curr Period-Net of Serv Fee         6,485,176.93
Capitalized Int Acct W/D                              0.00
Less Relief Act Int Shortfall                         0.00
                                              6,485,176.93


Serv Fee                                        379,477.32

Advances                                        883,696.97

Agg P&I  Advances                             1,346,807.72

Mortg Loans Outstanding         Count                 6452
                               Balance      890,496,230.59



Bal of Subsequent loans                               0.00

Remaining Amt in Pre Funding Acct Distrib			0.00

WAM 									 346
WAC 								   9.04488%


Delinq	 Information   Fairbanks                   Long Beach
                    Count         Balance       Count        Balance
30-59 		103		 15,481,220.74          39    3,180,890.19
60-89 		 13		  1,833,369.27           7      631,275.18
90+ 			  2		    127,672.55           5      312,208.67
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosure
            Count          Balance
Fairbank            67    10,404,031.43
Long Beach          17     1,563,939.43

Bankruptcies
            Count          Balance
Fairbank           20         2,974,279
Long Beach         26         1,847,934

REOs
            Count          Balance
Fairbank             0                0
Long Beach           1           40,466
										Relief
		     Total	 	   Losses		PPIS		Act Int Shortfall
A-1              0.00              0.00         0.00         0.00
A-2              0.00              0.00         0.00         0.00
A-IO             0.00              0.00         0.00         0.00
M-1              0.00              0.00         0.00         0.00
M-2              0.00              0.00         0.00         0.00
B                0.00              0.00         0.00         0.00
X                0.00              0.00         0.00         0.00
BIO              0.00              0.00         0.00         0.00

Amt of Prep Prem              		           113,610.99

Real Losses incurred during the related Prep Per   	     0.00

Bankruptcy Losses                                          0.00

Cum Net Real Losses since Startup Day       		     0.00
Agg Amt of Prep Int Shortfalls           			     0.00

Agg Amt of Relief Act Int Shortfalls           		     0.00

Req Overcoll Amt                  			  14,250,002.00

Credit Enhancement %		 				20.572543%

Overcoll Inc Amt                			   2,819,334.63

Overcoll Red Amt                       			     0.00

Pmt from Yield Maint Agreement                     	     0.00

Amt on Deposit in Pre-Funding acct                         0.00

Net Monthly Excess Cash Flow                       2,819,334.63

Extra Ordinary Trust Fund Exp                              0.00

Trigger Event Occurrence                                    NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA